UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 27, 2024

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the 2020 Base Indenture (as defined below) and the 2024 Third Supplemental Indenture (as defined below) is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the Notes is incorporated herein by reference.

Item 8.01	Other Events.

On November 27, 2024, The Chemours Company (the “Company”) closed the private offering (the “Offering”) of $600,000,000 aggregate principal amount of the Company’s 8.000% Senior Notes due 2033 (the “Notes”), pursuant to the Purchase Agreement (the “Purchase Agreement”), dated as of November 13, 2024, by and among the Company, the guarantors named therein (the “Guarantors”) and Goldman Sachs & Co. LLC, as representative of the several initial purchasers named therein. The Notes were issued pursuant to the Indenture, dated as of November 27, 2020 (the “2020 Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as successor trustee to U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank Trust Company), as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture setting forth the terms of the Notes, dated as of November 27, 2024, among the Company, the guarantors named therein and the Trustee (the “2024 Third Supplemental Indenture” and together with the 2020 Base Indenture, the “Indenture”). The net proceeds of the Offering are expected to be used to redeem all of the Company’s outstanding euro-denominated 4.000% Senior Notes due 2026, which is expected to be €440,810,000, plus accrued and unpaid interest to, but excluding, the date of redemption, and the remainder of the net proceeds for general corporate purposes.

The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), outside the United States pursuant to Regulation S under the Securities Act and to institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in reliance on a private placement exemption from registration under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Company will pay interest on the Notes, semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2025. The Notes will mature on January 15, 2033.

The Company may redeem the Notes, in whole or in part, from time to time at its option, prior to January 15, 2028, at redemption prices equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus the applicable “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. Also, at any time prior to January 15, 2028, the Company may redeem up to 40% of the aggregate principal amount of the Notes with the net cash proceeds from certain equity offerings at a price equal to 108% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after January 15, 2028, the Company may redeem the Notes, in whole or in part, from time to time at its option, at the redemption prices set forth in the 2024 Third Supplemental Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In the event of the occurrence of both (1) a Change of Control (as defined in the Indenture) and (2) a related lowering of the rating of the Notes by either of the Ratings Agencies (as defined in the 2024 Third Supplemental Indenture) within a specified period, unless the Company has previously exercised its optional redemption right with respect to the Notes in whole, the Company will be required to offer to repurchase the Notes from the holders at a price in cash equal to 101% of the then outstanding principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture includes certain covenants, including limitations on the Company’s ability to create certain liens on its assets or consolidate, merge or sell all or substantially all of its assets, subject to a number of important exceptions as specified in the Indenture. The Notes are unsecured and unsubordinated obligations of the Company and rank equally with all of the Company’s existing and future unsecured and unsubordinated indebtedness outstanding from time to time. The Indenture contains customary event of default provisions.

The foregoing descriptions of the 2020 Base Indenture and the 2024 Third Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On November 27, 2024, the Company issued a press release announcing the completion of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1

Indenture, dated as of November 27, 2020, among The Chemours Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to The Chemours Company’s Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on November 27, 2020).

Exhibit 4.2	Third Supplemental Indenture, dated as of November 27, 2024, among The Chemours Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee
Exhibit 4.3	Specimen 8.000% Senior Notes Due 2033 (included in Exhibit 4.2)
Exhibit 99.1	Press release dated as of November 27, 2024 issued by the Chemours Company
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Shane Hostetter
Shane Hostetter
Senior Vice President, Chief Financial Officer
Date:	November 27, 2024